Oppenheimer New Jersey Tax-Exempt Fund
                       Exhibit 24(b)(16)(iii) to Form N-1A
                      Performance Data Computation Schedule

The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                     Amount From              Amount From
  Reinvestment                     Investment               Long or Short-Term                 Reinvestment
  (Ex)Date                         Income                   Capital Gains                      Price
Class A Shares
  04/08/94                          0.0510000                 0.0000                             10.810
  05/10/94                          0.0510000                 0.0000                             10.800
  06/10/94                          0.0510000                 0.0000                             11.100
  07/08/94                          0.0510000                 0.0000                             10.750
  08/10/94                          0.0510000                 0.0000                             10.870
  09/09/94                          0.0510000                 0.0000                             10.880
  10/10/94                          0.0510000                 0.0000                             10.610
  11/10/94                          0.0510000                 0.0000                             10.120
  12/09/94                          0.0510000                 0.0000                             10.290
  01/10/95                          0.0510000                 0.0000                             10.450
  02/10/95                          0.0510000                 0.0000                             10.800
  03/10/95                          0.0510000                 0.0000                             10.890
  04/10/95                          0.0510000                 0.0000                             11.000
  05/10/95                          0.0510000                 0.0000                             11.070
  06/09/95                          0.0510000                 0.0000                             11.180
  07/10/95                          0.0510000                 0.0000                             11.120
  08/10/95                          0.0510000                 0.0000                             10.970
  09/08/95                          0.0510000                 0.0000                             11.070
  10/10/95                          0.0510000                 0.0000                             11.100
  11/10/95                          0.0510000                 0.0000                             11.160
  12/08/95                          0.0510000                 0.0100                             11.270
  01/10/96                          0.0510000                 0.0000                             11.210
  02/09/96                          0.0510000                 0.0000                             11.310
  03/08/96                          0.0510000                 0.0000                             11.070
  04/10/96                          0.0510000                 0.0000                             11.000
  05/10/96                          0.0510000                 0.0000                             11.000
  06/10/96                          0.0510000                 0.0000                             10.920
  07/10/96                          0.0510000                 0.0000                             10.970


Class B Shares
  04/08/94                          0.0356294                 0.0000                             10.800
  05/10/94                          0.0436201                 0.0000                             10.790
  06/10/94                          0.0423901                 0.0000                             11.090
  07/08/94                          0.0449888                 0.0000                             10.740
  08/10/94                          0.0430984                 0.0000                             10.860
  09/09/94                          0.0432218                 0.0000                             10.870
  10/10/94                          0.0440405                 0.0000                             10.600
  11/10/94                          0.0441921                 0.0000                             10.100
  12/09/94                          0.0443710                 0.0000                             10.280
  01/10/95                          0.0451309                 0.0000                             10.440
  02/10/95                          0.0442981                 0.0000                             10.790
  03/10/95                          0.0451547                 0.0000                             10.880
  04/10/95                          0.0445743                 0.0000                             10.990
  05/10/95                          0.0439795                 0.0000                             11.060
  06/09/95                          0.0437032                 0.0000                             11.170
  07/10/95                          0.0445079                 0.0000                             11.110




Oppenheimer New Jersey Tax-Exempt Fund
Page 2


  Distribution                     Amount From              Amount From
  Reinvestment                     Investment               Long or Short-Term                 Reinvestment
  (Ex)Date                         Income                   Capital Gains                      Price

Class B Shares (Continued)
  08/10/95                          0.0438748                 0.0000                             10.970
  09/08/95                          0.0440455                 0.0000                             11.070
  10/10/95                          0.0443213                 0.0000                             11.100
  11/10/95                          0.0434742                 0.0000                             11.160
  12/08/95                          0.0444830                 0.0100                             11.270
  01/10/96                          0.0437903                 0.0000                             11.200
  02/09/96                          0.0429986                 0.0000                             11.310
  03/08/96                          0.0440210                 0.0000                             11.070
  04/10/96                          0.0439382                 0.0000                             10.990
  05/10/96                          0.0435617                 0.0000                             10.990
  06/10/96                          0.0443803                 0.0000                             10.910
  07/10/96                          0.0441169                 0.0000                             10.970

Class C Shares
  09/08/95                          0.0185144                 0.0000                             11.070
  10/10/95                          0.0501312                 0.0000                             11.100
  11/10/95                          0.0487637                 0.0000                             11.160
  12/08/95                          0.0511721                 0.0100                             11.270
  01/10/96                          0.0401835                 0.0000                             11.200
  02/09/96                          0.0423239                 0.0000                             11.300
  03/08/96                          0.0429055                 0.0000                             11.070
  04/10/96                          0.0436957                 0.0000                             11.000
  05/10/96                          0.0422277                 0.0000                             10.990
  06/10/96                          0.0437398                 0.0000                             10.910
  07/10/96                          0.0443183                 0.0000                             10.970


1. Average Annual Total Returns for the Periods Ended 07/31/96:

   The formula for calculating average annual total return is as follows:

             1                          ERV n
   --------------- = n                 (---) - 1 = average annual total return
   number of years                       P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                                            Inception

  $1,013.55 1                                         $1,058.11 .4138
 (---------)  - 1 = 1.36%                            (---------)  - 1 = 2.36%
   $1,000                                              $1,000



Oppenheimer New Jersey Tax-Exempt Fund
Page 3


1. Average Annual Total Returns for the Periods Ended 07/31/96 (Continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year and 3.00% for the inception year:


  One Year                                            Inception

  $1,006.07 1                                         $1,059.92 .4138
 (---------)  - 1 = 0.61%                            (---------)  - 1 = 2.44%
   $1,000                                              $1,000


Examples at NAV:
Class A Shares

  One Year                                            Inception

  $1,064.11 1                                         $1,110.89 .4138
 (---------)  - 1 = 6.41%                            (---------)  - 1 = 4.45%
   $1,000                                              $1,000



Class B Shares

  One Year                                            Inception

  $1,056.08 1                                         $1,089.03 .4138
 (---------)  - 1 = 5.61%                            (---------)  - 1 = 3.59%
   $1,000                                              $1,000




2.  Cumulative Total Returns for the Periods Ended 07/31/96:

    The formula for calculating cumulative total return is as follows:

          (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                                                  Inception

    $1,013.55 - $1,000                              $1,058.11 - $1,000
    ------------------  = 1.36%                    ------------------ =   5.81%
             $1,000                                    $1,000



Oppenheimer New Jersey Tax-Exempt Fund
Page 4


2.  Cumulative Total Returns for the Periods Ended 07/31/96 (Continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year and 3.00% for the inception year:

    One Year                                                  Inception

    $1,006.07 - $1,000                             $1,059.92 - $1,000
    ------------------  = 0.61%                     ------------------ = 5.99%
             $1,000                                      $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the inception year:

    Inception

    $1,044.12 - $1,000
    ------------------  = 4.41%
             $1,000



Examples at NAV:

Class A Shares

    One Year                                                  Inception

    $1,064.11 - $1,000                            $1,110.89 - $1,000
    ------------------  = 6.41%                     ------------------ = 11.09%
             $1,000                                         $1,000


Class B Shares

    One Year                                                  Inception

    $1,056.08 - $1,000                                $1,089.03 - $1,000
    ------------------  = 5.61%                      ------------------ = 8.90%
             $1,000                                      $1,000


Class C Shares

    Inception

    $1,054.13 - $1,000
    ------------------  = 5.41%
             $1,000



Oppenheimer New Jersey Tax-Exempt Fund
Page 5


3.  Standardized Yield for the 30-Day Period Ended 07/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                     a - b                  6
                     Yield =  2 { (--------  +  1 )  -  1 }
                                    cd or ce

          The symbols above represent the following factors:

            a = Dividends and interest earned during the 30-day period.
            b = Expenses accrued for the period (net of any expense
                    reimbursements).
            c      = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
            d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
            e      = The Fund's net asset value (excluding  contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:

                   $48,902.23 - $10,632.33                         6
             2{(---------------------- +  1)  - 1}  = 3.95%
                    1,005,146 x  $11.65


Class B Shares

Example at NAV:

                   $41,979.25 - $14,951.90                          6
             2{(----------------------  +  1)  - 1}  = 3.41%
                     863,257  x  $11.09


Class C Shares

Example at NAV:

                   $   536.51  - $  203.72                          6
             2{(----------------------  +  1)  - 1}  = 3.28%
                      11,044   x  $11.09



Oppenheimer New Jersey Tax-Exempt Fund
Page 6


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

    The Fund's dividend yields are calculated using the following formula:

                  Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

          a = The accrual dividend earned during the period.
          b = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
          c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                                $.0487677/30 x 365
                                                   ------------------  =  5.09%
                                                               $11.65

  Dividend Yield
  at Net Asset Value                                 $.0487677/30 x 365
                                                   ------------------  =  5.35%
                                                               $11.10

Class B Shares

  Dividend Yield
  at Net Asset Value                                 $.0419961/30 x 365
                                                   ------------------  =  4.61%
                                                               $11.09

Class C Shares

  Dividend Yield
  at Net Asset Value                                 $.0410458/30 x 365
                                                   ------------------  =  4.50
                                                               $11.09


Oppenheimer New Jersey Tax-Exempt Fund
Page 8


5. TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

                  a
            -----  +  b  =  Tax-Equivalent Yield
            1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio.
   b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


       Examples:

  Class A Shares

                                       .0395
                                    -----------  +  0  = 7.00%
                                    1  -  .4357


  Class B Shares

                                       .0341
                                    -----------  +  0  = 6.04%
                                    1  -  .4357


  Class C Shares

                                       .0328
                                    -----------  +  0  = 5.81%
                                    1  -  .4357



         Combined Stated Tax Rate Formula

                  1 - {(1-d)(1-e)} = Combined Stated Tax Rate

         The symbols above represent the following factors:

         d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
         e = Stated New Jersey State tax rate (e.g., for an individual in the 39.6% federal and 6.58% state tax bracket filing singly).


          Example:   1 - {(1 - .3960)(1 - .0658)} = 43.57%